Filed Pursuant to Rule 497(a) File No. 333-198362 Rule 482ad

HARVEST CAPITAL CREDIT CORPORATION PRICES PUBLIC OFFERING OF NOTES

NEW YORK, January 22, 2015 — Harvest Capital Credit Corporation (NASDAQ: HCAP) (the “Company”) announced today the pricing of its public offering of $25.0 million in aggregate principal amount of its 7.00% notes due 2020 (the “Notes”). The Notes will mature on January 16, 2020, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 16, 2017. The Notes will bear interest at a rate of 7.00% per year payable quarterly on January 16, April 16, July 16 and October 16, of each year, beginning April 16, 2015. The Company has also granted the underwriters a 30-day option to purchase up to an additional $2.5 million in aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about January 27, 2015. The Company intends to apply to list the Notes on the NASDAQ Global Market under the trading symbol “HCAPL,” and if the application is approved, expects trading in the Notes to begin within 30 days from the original issue date.

Keefe, Bruyette & Woods, Inc. and Janney Montgomery Scott LLC are acting as joint book-running managers, and JMP Securities LLC and William Blair & Company, L.L.C. are acting as co-managers for the offering.

The Company intends to use all of the net proceeds from this offering to repay outstanding indebtedness under its revolving credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The offering is being made pursuant to the Company’s existing shelf registration statement on Form N-2, previously filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The preliminary prospectus supplement dated January 21, 2015 and the accompanying prospectus dated November 7, 2014, which have been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus, and this press release is not complete and may be changed. This press release is not an offer to sell any securities of the Company and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559).

About Harvest Capital Credit Corporation

The Company provides customized financing solutions to small to mid-sized companies, generally targeting companies with annual revenues of less than $100 million and annual EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million. The Company’s investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately held U.S. small to mid-sized companies. The Company is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 and, for tax purposes, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. The Company’s investment activities are managed by its investment adviser, HCAP Advisors LLC.

Forward-Looking Statements

Statements included herein may contain “forward-looking statements” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the SEC including the final prospectus that will be filed with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Investor & Media Relations Contacts

Harvest Capital Credit Corporation

Richard Buckanavage	Craig Kitchin
President & Chief Executive Officer	Chief Financial Officer
(212) 906-3592	(678) 392-3150
rbuckanavage@harvestcaps.com	ckitchin@harvestcaps.com